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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

            Date of Report (Date of earliest event) FEBRUARY 9, 1996

                      ASSOCIATES FIRST CAPITAL CORPORATION
             (Exact name of registrant as specified in its charter)

                  DELAWARE
       (State or other jurisdiction of                            06-0876639
                incorporation)                       (I.R.S. Employer Identification No.)
                                           2-44197
                                   (Commission File Number)
          250 E. CARPENTER FREEWAY
                IRVING, TEXAS                                     75062-2729
  (Address of principal executive offices)                        (Zip Code)

       Registrant's telephone number, including area code (214) 541-4000

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ITEM 5. OTHER EVENTS.

     (a) On February 9, 1996, the Registrant announced that a registration statement had been filed with the Securities and Exchange Commission for a potential initial public offering ("Offering") of up to a 19.8% interest in the Registrant's Common Stock. A copy of the news release dated February 9, 1996 issued by the Registrant is attached as Exhibit 20 hereto and incorporated by reference herein.

     (b) On February 8, 1996, the Registrant declared and paid a dividend to its sole stockholder in the form of a note in the principal amount of $1.75 billion.

     (c) Prior to the completion of the Offering, Ford Motor Company ("Ford"), the ultimate parent of the Registrant, is expected to recontribute to the Registrant the operations of Ford's non-U.S. Subsidiaries currently managed by the Registrant (principally subsidiaries in Japan, United Kingdom, Canada,
Puerto Rico and Mexico, (the "Foreign Subsidiaries").

     The Registrant is filing herewith the following audited financial statements as of and for the year ended December 31, 1995 as Exhibits 28(a), 28(b) and 28(c), respectively: (i) Audited Consolidated Financial Statements of
Associates First Capital Corporation, (ii) Audited Consolidated Financial
Statements of AIC Corporation (A Japan Corporation) and Subsidiary and (iii)
Supplemental Combined Financial Statements of Associates First Capital
Corporation.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

(C) Exhibits

        12     -- Ratios of Earnings to Fixed Charges

        20     -- News release by the Registrant dated February 9, 1996

        24     -- Consent of Independent Accountants

        27     -- Financial Data Schedule

        28(a) -- Audited Consolidated Financial Statements of Associates First
                 Capital Corporation

        28(b) -- Audited Consolidated Financial Statements of AIC Corporation (A
                 Japan Corporation) and Subsidiary

        28(c) -- Supplemental Combined Financial Statements of Associates First
                 Capital Corporation

                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

                                          ASSOCIATES FIRST CAPITAL CORPORATION

                                          By:    /s/  ROY A. GUTHRIE
                                             ----------------------------------
                                                      Roy A. Guthrie
                                          Executive Vice President, Comptroller
                                             and Principal Accounting Officer

Date: February 9, 1996

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                               INDEX TO EXHIBITS

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
       EXHIBIT
       NUMBER
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

        12    -- Ratios of Earnings to Fixed Charges

        20    -- News release by the Registrant dated February 9, 1996

        24    -- Consent of Independent Accountants

        27    -- Financial Data Schedule

        28(a) -- Audited Consolidated Financial Statements of Associates First
                 Capital Corporation

        28(b) -- Audited Consolidated Financial Statements of AIC Corporation (A
                 Japan Corporation) and Subsidiary

        28(c) -- Supplemental Combined Financial Statements of Associates First
                 Capital Corporation